SCHRODER INTERNATIONAL BOND FUND
ADVISOR SHARES

This fund's investment objective is to seek a high rate of total return. It seeks to achieve its objective by investing at least 65%, and normally intends to invest substantially all, of its assets in non-U.S. debt securities and debt-related investments, which may be denominated in foreign or U.S. currency. It is intended for long-term investors seeking international diversification and willing to accept the risks of foreign investing.

                                     [LOGO]

                            YOUR WINDOW ON THE WORLD

Schroder International Bond Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder International Bond Portfolio, (the "Portfolio"), which has an identical investment objective and substantially similar investment policies and strategies as the Fund. Accordingly, the Fund's investment experience corresponds directly with the Portfolio's investment experience. The Portfolio is a series of Schroder Capital Funds II ("Schroder Core II"). (See "Other Information--Fund Structure".)

This Prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated April 15, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS

                                                                 APRIL 15, 1997

                    FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
             PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
                  PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) (800) 290-9826     SCHRODER SERIES TRUST (800) 464-3108
SCHRODER EMERGING MARKETS FUND--                     SCHRODER EQUITY VALUE FUND
  INSTITUTIONAL PORTFOLIO                            SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER INTERNATIONAL BOND FUND                     SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER INTERNATIONAL FUND                          SCHRODER SMALL CAPITALIZATION VALUE
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND          FUND
SCHRODER U.S. EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND

PROSPECTUS SUMMARY

    This Prospectus offers Advisor Class shares ("Advisor Shares" or, at times, "Shares") of the Fund, which is a separately managed, non-diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund invests substantially all of its assets in the Portfolio, a separately managed, non-diversified series of Schroder Core II, an open-end, management investment company registered under the 1940 Act. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Seeks a high rate of total return.

    STRATEGY. Invests at least 65%, and normally intends to invest substantially all, of its total assets in non-U.S. debt securities and debt-related investments, which may be denominated in foreign or U.S. currency.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. (See "Management of the Fund--Investment Adviser and Portfolio Managers".)

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's subadministrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire or through your broker-dealer or other financial institution. The minimum initial investment is $2,500, except that the minimum for an Individual Retirement Account ("IRA") is $250. The minimum amount for subsequent investments is $250. (See "Investment in the Fund--Purchase of Shares" and "--Redemption of Shares".)

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and any net realized short-term capital gain and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and capital-gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your account application, or otherwise in writing, to receive dividends and other distributions in cash. (See "Dividends, Distributions and Taxes".)

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking international diversification, who are willing to accept the risks of foreign investing. The Portfolio is exposed to the ordinary risks of debt-market investing, namely, credit risk and market risk. In addition, investments in securities of non-U.S. issuers involve certain risks not associated with domestic investing, such as uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental, laws or restrictions. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective. (See "Investment Policies" and "Risk Considerations".)

    The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in market conditions, interest rates, currency rates, or political or economic events. The Fund is non-diversified, which means that it may invest a greater portion of its assets in securities of individual issuers than a diversified fund. Consequently, changes in the market value of a single issuer could cause greater fluctuations in the Fund's NAV than would occur in a diversified fund. When you sell your shares, they may be worth more or less than what you paid for them. (For further information, see "Risk Considerations".)

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares.

Annual Fund Operating Expenses (as a percentage of average net assets)(1)

Management Fees (after waivers)(2)(3).................................      0.06%
12b-1 Fees............................................................  None
Other Expenses (after waivers and reimbursements)(3)..................      1.14%
                                                                        ---------
Total Fund Operating Expenses (after waivers and reimbursements)(3)...      1.20%

(1) Based on the Fund's projected annual operating expenses for the fiscal year ending October 31, 1997. The Fund's projected expenses include its pro rata portion of all operating expenses of the Portfolio.
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) SCMI and Schroder Advisors have undertaken voluntarily to waive all or a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.20% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. (See "Management of the Fund--Expenses".) Without fee waivers and expenses reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.65%, 1.84% and 2.49%, respectively.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming: (i) a 5% annual return; and (ii) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return but is the percentage required by the SEC for use in this example.

1 Year.................................................................  $      12
3 Years................................................................  $      38
5 Years................................................................  $      66
10 Years...............................................................  $     145

INVESTMENT OBJECTIVE

    The Fund's investment objective is to seek a high rate of total return. It seeks to achieve its investment objective by investing at least 65%, and normally intends to invest substantially all, of its assets in non-U.S. debt securities and debt-related investments, which may be denominated in foreign or U.S. currency.

    The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has an identical investment objective and substantially similar policies and strategies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core II's Board of Trustees (the "Schroder Core II Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective and fundamental investment policies may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of: (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented; or (ii) more than 50% of outstanding shares. Unless otherwise indicated, all investment policies of the Portfolio are not fundamental. Non-fundamental investment policies may be changed by the Schroder Core II Board without approval of the investors in the Portfolio.

    The Portfolio invests in foreign bonds, including debt securities of foreign governments, agencies and supranational organizations and corporate bonds. These bonds may have fixed, variable, floating or inverse-floating-rates of interest. Securities of issuers within a given country may be denominated in the currency of another country. Some of these securities may be privately issued and/or convertible into common stock, or they may be traded together with warrants for the purchase of common stock. The rate of return on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies.

    The investment adviser considers factors such as prospects for currency exchange and interest rates, inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. The investment adviser also determines, using good faith judgment: (i) country allocation; (ii) currency exposure; (iii) duration management; and (iv) diversified security holdings within each market.

    The Portfolio may invest in a variety of countries and, under ordinary circumstances, will invest in a minimum of 5 countries other than the U.S. To the extent that the Portfolio concentrates its assets in a foreign country, it will incur greater risks.

    The investment adviser believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between securities denominated in different currencies and/or changes in value between currencies. Moreover, the investment adviser believes active currency management can be employed as an overall portfolio risk management tool. Foreign currency management can also provide overall portfolio risk diversification.

    In order to enhance returns, manage risk more efficiently, reduce trading costs, and help protect against changes in securities prices and foreign exchange rates, the Portfolio may invest in currency on a spot or forward basis, securities or securities index options, foreign currency options, and futures contracts, and related options on futures contracts and may enter into swap agreements. Additionally, the Portfolio may buy or sell interest-rate and bond-index futures contracts, options on interest-rate and bond-index futures contracts, and options and futures on debt securities.

    The Portfolio also may: (i) buy securities on a when-issued, firm-, or standby-commitment basis (whose market value may change prior to their delivery to the Portfolio); and (ii) invest in countries with established economies as well as emerging market countries that the investment adviser believes present favorable opportunities.

    Generally, the Portfolio's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. SCMI may use various techniques to shorten or lengthen the duration of the portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales, each as more fully described below.

    Current holdings and recent investment strategies will be described in the Fund's financial reports, which will be sent to shareholders twice a year. For a free financial report or SAI, please call (800) 290-9826.

    The following pages contain additional information about the securities in which the Portfolio may invest, strategies SCMI may employ in pursuit of the Portfolio's objective, and a summary of related risks. A complete listing of the Portfolio's investment restrictions and more detailed information about the Portfolio's investments is contained in the SAI. Policy limitations and investment restrictions generally are considered at the time of purchase.

    CORPORATE OBLIGATIONS. The Portfolio may purchase debt securities of foreign corporate issuers. The Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate bonds, debentures, notes and other similar debt instruments that meet the credit quality and other criteria set forth for the Portfolio. Some of these securities may be privately issued and/or convertible into common stock or they may be traded together with warrants for the purchase of common stock. The Portfolio may invest in debt securities issued or guaranteed by foreign corporations or by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions. The rate of return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. The Portfolio may invest up to 10% of its net assets in lower-rated, high-risk debt securities rated below "BBB" by Standard & Poor's ("S&P") or "Baa" by Moody's Investors Service ("Moody's"). (For further information, see "Foreign Government Bonds", "High-Yield, High-Risk Securities", "Rating Matters", "Risk Considerations", "Commercial Paper" below and "Appendix A-- Description of Securities Ratings" to the SAI.)

    FOREIGN GOVERNMENT BONDS. The Portfolio may purchase U.S. dollar- or foreign currency-denominated debt obligations issued or guaranteed by foreign sovereign governments, their agencies, instrumentalities and political subdivisions. The Portfolio also may purchase obligations issued or guaranteed by supranational organizations (such as the World Bank) or securities backed exclusively by loans to certain public sector institutions. Debt obligations of foreign government issuers are limited to government bonds, notes and other similar debt instruments that meet the credit quality and maturity criteria set forth for the Portfolio. The Portfolio has no limit on the amount of its assets that may be invested in any one type of foreign instrument or foreign country.

    RATING MATTERS. The Portfolio may purchase unrated securities. In order to do so, SCMI must determine that the security is of comparable quality to a rated security that the Portfolio may purchase. If SCMI determines that the unrated is comparable to a security rated below investment grade, such security shall be subject to the Portfolio's 10% limit on high-yield, high-risk securities. The Portfolio may retain a security whose rating has been lowered if SCMI determines that retaining the security is in the best interests of the Portfolio. A further description of the rating categories of certain nationally recognized statistical rating organizations (each a "NRSRO") is contained in Appendix A to the SAI. All these ratings are generally considered to be investment-grade ratings, although Moody's indicates that securities with long-term ratings of "Baa" have speculative characteristics, and issuers whose securities are rated in the lowest investment grade are more likely to have a weakened capacity to make principal and interest payments due to changes in economic conditions or other circumstances than is the case with issuers of higher-grade bonds.

    BRADY BONDS. The Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring (under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady). Brady Bonds have been issued only recently, and therefore do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. Government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Portfolio could be subject to restructuring arrangements or to requests for new credit, which could cause the Portfolio to suffer a loss of interest or principal on its holdings. (For further information see "Brady Bonds" in the Statement of Additional Information.)

    FIRM- AND STANDBY-COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES. New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm- and standby-commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Portfolio and not for purposes of leveraging the Portfolio's assets. However, the Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities and firm- and standby-commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest-rate levels. There is a risk that a party with whom the Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

    FLOATING- AND VARIABLE-RATE SECURITIES AND INVERSE FLOATERS. The Portfolio may invest in floating- and variable-rate securities, which are securities that provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest-rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate, or tied to another interest rate, such as a money market index or Treasury bill rate.

    The Portfolio also may invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. A higher degree of leverage may be associated with greater volatility in the market value of an inverse floater. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities.

    ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. The discount represents income, which must be accrued and distributed every year even though the Portfolio receives no payment on the investment in that year. Because interest is not paid to the Portfolio on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and from loan proceeds.

    BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. The Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 15% of its net assets.

    HIGH-YIELD, HIGH-RISK SECURITIES. The Portfolio may invest up to 10% of its assets in debt securities that are rated below investment grade (I.E., below "BBB" by S&P or "Baa" by Moody's). These debt securities have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than is the case of higher-grade bonds (See "Risk Considerations" and "Commercial Paper".)

    FORWARD FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Portfolio from adverse changes in the relationship between the U.S.

dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

    Successful use of forward contracts depends on the investment adviser's skill in analyzing and predicting relative currency values. Forward contracts do not eliminate fluctuations in the underlying prices of securities held by the Portfolio. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency change. Likewise, forward contracts tend to minimize the risk of loss due to an increase in the value of a currency that has been purchased forward, though they may result in overpayment if the value of such currency declines. In short, forward contracts alter the Portfolio's exposure to currency exchange-rate activity and could result in losses to the Portfolio if currencies do not perform as the investment adviser anticipates. The Portfolio may also incur significant costs when converting assets from one currency to another.

    FOREIGN INDEX-LINKED INSTRUMENTS. As part of its investment program, and to maintain greater flexibility, the Portfolio may invest in instruments that have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. A foreign index may be based upon the exchange rate of a particular currency or currencies, the differential between two currencies, the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of instruments linking the interest components to a foreign index, the amount of interest payable generally adjusts periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index, futures contract or currency, the performance of which determines the return for the linked instrument. Tax considerations may limit the Portfolio's ability to invest in foreign index-linked instruments.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and related options, which may be used for any legal purpose including to reduce trading costs. An interest-rate index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. There are several risks associated with the use of futures and related options for hedging purposes. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position, and the Portfolio would remain obligated to meet margin requirements until the position is closed. These instruments may be used for hedging purposes, but there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities or currencies being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the Portfolio's return might have been better had hedging not been attempted.

    OPTIONS. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser, in return for a premium, the right to buy from the seller of the option the underlying security at a specified price during the term of the option. The Portfolio will only write "covered" call options and "secured" put options. A "covered" call option means generally that so long as the Portfolio is obligated as the writer of a call option, the Portfolio will either own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the call written. A "secured" put option means generally that so long as the Portfolio is obligated as the writer of the put option, the Portfolio will maintain liquid assets with a value equal to the exercise price in a segregated account, or hold a put on the same underlying security at an equal or greater exercise price. Options in which the Portfolio may invest may be traded on exchanges or in the over-the-counter market. Options may be used for hedging purposes, but there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities or currencies being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the Portfolio's return might have been better had hedging not been attempted.

    OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be invested. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

    OPTIONS ON SECURITIES AND OPTIONS ON BOND INDICES. The Portfolio may purchase and write put and call options on securities and bond indices. Options on securities give the Portfolio the right to buy, or the obligation to sell, eligible portfolio securities. A call option on a bond index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

    ARBITRAGE. The Portfolio may sell a security in one market and simultaneously purchase the same security in another market in order to take advantage of differences in the price of the security in the different markets. The Portfolio does not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of the Portfolio.

    SWAP AGREEMENTS. The Portfolio may enter into interest-rate, index and currency-exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities representing a particular index). Commonly used swap agreements include interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest-ratecollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

    BORROWING. The Portfolio may borrow up to a limit of 15% of its total assets from a bank for temporary or emergency purposes or to meet redemptions. The Portfolio also may enter into reverse repurchase agreements (which may be deemed borrowings under the 1940 Act unless assets are properly segregated) with banks or broker-dealers subject to the limitations of the 1940 Act. Reverse repurchase agreements involve the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account consisting of cash, U.S. government securities, foreign government securities provided they are of high liquidity and quality, or other liquid, high-grade debt obligations maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio will limit its investments in reverse repurchase agreements that are not covered by properly segregated assets and other borrowing to no more 15% of its total assets. The use of reverse repurchase agreements by the Portfolio may create leverage that could increase the Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value would increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. Borrowing may exaggerate the effect on the Portfolio's net asset value of any increase or decrease in the value of the Portfolio's portfolio securities. Money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the "in the money" portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Trust Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. (See "Investment Policies--Illiquid and Restricted Securities" in the SAI for further information.)

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

    The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

    COMMERCIAL PAPER. The Portfolio may invest in commercial paper, which represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. The Portfolio may invest in commercial paper primarily rated at the time of investment "P-1" by Moody's or "A-1" by S&P, or, if unrated by Moody's or S&P, deemed comparable in quality by the Portfolio's investment adviser. The Portfolio may also invest in commercial paper rated below "A-1"/ "P-1"; however, such investments are subject to the Portfolio's 10% limit on high-yield, high-risk securities. (See "Appendix A--Description of Securities Ratings" to the SAI.)

    REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. bank or recognized broker-dealer--sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Portfolio 's custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, SCMI reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

    TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect
to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The Portfolio also may hold cash and time deposits in U.S. banks. In transactions involving "repurchase agreements," the Portfolio purchases securities from a bank or broker-dealer who agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. The securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. (See "Investment Policies" in the SAI for further information about all these securities.)

RISK CONSIDERATIONS

    NON-DIVERSIFICATION. The Fund is classified as "non-diversified" under the 1940 Act. In contrast to a "diversified" company, a non-diversified company may invest more than 5% of its total assets in the securities of any one issuer. However, so that the Fund may continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio will limit its investments so that at the close of each quarter of the taxable year: (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

    FIXED-INCOME SECURITIES AND THEIR CHARACTERISTICS. Fixed-income securities generally are subject to market risk and credit risk. Market risk refers to the change in the market value of investments by the Portfolio in fixed income securities, including money market instruments, when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations. There is normally an inverse relationship between the market value of fixed-rate debt securities and changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. The Portfolio's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that the Portfolio holds. Credit risk refers to changes in the ability of an issuer to make payments of interest and principal when due and changes in the market's perception of an issuer's creditworthiness that affect the value of the debt securities of that issuer.

    FOREIGN INVESTMENTS. Investments in foreign securities involve certain risks not associated with domestic investments, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

    Foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rates, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding taxes, thereby reducing the income available for distribution to the Portfolio's interestholders. Additionally, commission rates payable on foreign portfolio transactions may often be higher than in the U.S. Because international investments generally involve risks in addition to those risks associated with investments in the U.S., the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.

    Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Often, available information about issuers and their securities is less extensive in foreign markets, particularly emerging market countries, than in the United States. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

    Moreover, (i) interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio;
(ii) accounting, auditing and financial reporting standards differ from those in the U.S., which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iii) foreign securities may trade less frequently and/or with less volume than U.S. securities and consequently may exhibit greater price volatility; and (iv) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

    GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent that it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country, including the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

    CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest in non-U.S. dollar denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of its assets. This risk tends to be heightened in the case of investing in certain emerging market countries. For example, some currencies of emerging market countries have experienced repeated devaluations relative to the U.S. dollar, and major adjustments have periodically been made in certain of such currencies. Some emerging market countries may also have managed currencies that do not float freely against the dollar. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

    The Portfolio may enter into foreign currency forward contracts to purchase or sell foreign currencies in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio due to a decline in the value of the currency sold, they also limit any possible gain that might result should the value of such currency rise. (See "Foreign Currency Transactions", "Futures, Options on Futures Contracts" and "Options on Foreign Currencies".)

    SWAPS. The Portfolio may enter into swap agreements. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective depends upon SCMI's ability to predict whether certain types of investments will produce greater returns than other investments. Because swaps are two-party contracts that may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. SCMI will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements or could have tax consequences. (See "Tax Information" in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.)

    EMERGING MARKETS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability or diplomatic developments, all of which could affect investments in those countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

    HIGH-YIELD, HIGH-RISK SECURITIES. Securities rated below "BBB" or "Baa" are characterized by greater price volatility, greater risk of loss of principal and interest, a greater possibility of the issuer going bankrupt, and other additional risks than securities rated investment grade or higher. Moody's considers bonds it rates "Baa" to have speculative elements as well as investment-grade characteristics. The lower the ratings of securities, the greater their risks. The Portfolio may invest in securities that are rated "D" by S&P or, if unrated, deemed comparable in quality. Securities rated "D" may be in default with respect to payment of principal or interest. If the issuer of high yield bonds defaults, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are more sensitive to interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash. The secondary market in which high yield bonds trade may be less liquid than the market for higher grade bonds. This thinner secondary market trading could adversely affect the price at which the Portfolio could sell a high yield bond.

    Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such credit analysis than would be the case if the Portfolio were investing in higher quality bonds. The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. Investors should consider and be willing to accept the risks associated with a limited allocation to high yield securities before investing. (See "Appendix A--Description of Securities Ratings" to the SAI for further information.)

MANAGEMENT OF THE FUND

   SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996--
                               OVER $150 BILLION

                                     [MAP]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES
                               WORLDWIDE INCLUDE
 NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI,
                                 TAIPEI, SEOUL,
  BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, SYDNEY, BUENOS AIRES, SAO PAULO,
                              BOGOTA AND CARACAS.

            TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core II Board. Additional information regarding the Trustees and executive officers of the Trust, as well as Schroder Core II's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers".

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and the Trust provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets, which the Fund indirectly bears through investment in the Portfolio. SCMI has agreed, however, to waive all of the advisory fees payable under the Investment Advisory Agreement by the Portfolio. Such fee limitation arrangement shall remain in effect until its elimination is approved by the Schroder Core II Board. The Fund bears no separate investment advisory fee directly.

    SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc.

Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries world-wide. The Schroder Group specializes in providing investment management services.

    The Portfolio is managed by the International Fixed Income Committee of SCMI. The individuals responsible for the day-to-day implementation of the Committee's investment decisions are Michael Perelstein and Mark Astley. Mr. Perelstein and Mark Astley have managed the Portfolio since inception. Mr. Perelstein was appointed a Senior Vice President and director of SCMI on January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay-Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Mr. Astley, a First Vice President of SCMI, has been with the firm for 10 years. In addition to serving as a global fixed income portfolio manager, Mr. Astley serves as a currency specialist for SCMI's International Fixed Income Committee.

    The Fund pursues its investment objective through investment in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information--Fund Structure".) Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core II with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Advisors, 787 Seventh Avenue, 34th Floor, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a subadministration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Portfolio by SCMI. Schroder Advisors is compensated at the annual rate of 0.05% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at the annual rate of 0.10% of the Portfolio's average daily net assets and pays Forum at the annual rate of 0.075% of the Portfolio's average daily net assets.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

    Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor for mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Fund's Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred, in connection with the distribution of Advisor Shares. The Distribution Plan authorizes monthly payments at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. No payments will be made under the Distribution Plan until the Board so authorizes.

    Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses; (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors; (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares; (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares; and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

    The Trust, on behalf of the Fund, has also adopted a shareholder service plan (the "Shareholder Service Plan"), pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services; (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions; (iv) arranging for the wiring of funds; (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (vi) integrating periodic statements with other customer transactions; and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Service Plan is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

    Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

EXPENSES

    SCMI and Schroder Advisors have undertaken voluntarily to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses chargeable to Advisor Shares to 1.20% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of its fees from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities") affiliates of SCMI to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core II Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive such brokerage in recognition of research services.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These are arrangements whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels. These arrangements might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

    The Trust, Schroder Core II, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent ("Transfer Agent"). (See "Other Information-- Shareholder Inquiries".) Investments may also be made through Financial Institutions and other organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed account application (at the address set forth below). The minimum initial investment is $2,500. The minimum subsequent investment is $250. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to "Schroder International Bond Fund" to:

    Schroder International Bond Fund-- Advisor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the investment.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

    Chase Manhattan Bank
    New York, NY
    ABA No.: 021000021
    For Credit To: Forum Financial Corp.
    Account No.: 910-2-718187
    Ref.: Schroder International Bond Fund-- Advisor Shares
    Account of: (shareholder name)
    Account No: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an account application must be completed and mailed to the Fund before any account becomes active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. (See "Net Asset Value".)

    The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and capital-gain distributions that have been returned to the Transfer Agent will be reinvested, and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Applications forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

EXCHANGES

    Shareholders may exchange Advisor Shares of the Fund for Advisor Shares of any other series of the Trust made available through their respective Service Organization so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each fund are at net asset value.

    For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. (See "Net Asset Value".)

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of shares to be redeemed and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates),must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when: (i) trading on the New York Stock Exchange is restricted or that exchange is closed;
(ii) the SEC has by order permitted such suspension; or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. (See "Additional Purchase and Redemption Information--Redemption in Kind" in the SAI.)

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of shares of the Fund outstanding.

    Generally, debt securities are not exchange-listed and, therefore, are valued at the most recent reported mid-market price. Securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core II Board.

    Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core II Board.

    All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its investment income or net realized capital gain that is distributed to shareholders.

The Fund intends to distribute substantially all of its income and net realized capital gain and, therefore, intends not to be subject to federal income tax.

    Dividends and capital-gain distributions on a lass of shares are reinvested automatically in additional shares of the same class at net asset value unless the shareholder has elected in the account application, or otherwise in writing, to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares are calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of any compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally are taxable to shareholders as ordinary income whether dividends are invested in additional shares or received in cash. Distributions by the Fund of any net capital gain is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed shares. If shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital-gain distributions received on those shares.

    The Fund must withhold 31% from dividends, capital-gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital-gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

    In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

    If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

    EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

    If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (i) distributions received from the Fund; and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to its holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio. The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

    The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

    The Trust sends each shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

    Schroder International Bond Fund
    P.O. Box 446
    Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Advisor Shares and Investor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares have lower investment minimums and incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core II, a business trust organized under the laws of the State of Delaware in December 1996. Schroder Core II is registered under the 1940 Act as an open-end management investment company and currently has one separate portfolio. The assets of the Portfolio, a non-diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core II.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of April 15, 1997, the Fund had not commenced operations. There were two institutional investors in the Portfolio. The Portfolio may permit other investment companies or qualified investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio;

indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core II by calling Forum Financial Corp. at (207) 879-8903.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core II, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core II may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core II, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core II and its Trustees and officers ("Schroder Core II Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core II Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core II and was supplied to the investor by Schroder Core II. Similarly, Schroder Core II will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core II that is supplied to the investor by Schroder Core II. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core II Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in Schroder Core II. The purpose of these cross-indemnity provisions is to limit the liability of Schroder Core II to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core II, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Trust Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109
TABLE OF CONTENTS

PROSPECTUS SUMMARY...................................           3
EXPENSES OF INVESTING IN THE FUND....................           4
Fee Table............................................           4
Example..............................................           4
INVESTMENT OBJECTIVE.................................           5
INVESTMENT POLICIES..................................           5
RISK CONSIDERATIONS..................................          13
MANAGEMENT OF THE FUND...............................          17
Boards of Trustees...................................          17
Investment Adviser and Portfolio Managers............          17
Administrative Services..............................          18
Distribution Plan and Shareholder Service Plan.......          18
Expenses.............................................          20
Portfolio Transactions...............................          20
Code of Ethics.......................................          20
INVESTMENT IN THE FUND...............................          21
Purchase of Shares...................................          21
Retirement Plans and Individual Retirement
 Accounts............................................          22
Exchanges............................................          22
Redemption of Shares.................................          22
Net Asset Value......................................          24
DIVIDENDS, DISTRIBUTIONS AND TAXES...................          24
The Fund.............................................          24
The Portfolio........................................          26
OTHER INFORMATION....................................          26
Capitalization and Voting............................          26
Reports..............................................          27
Performance..........................................          27
Custodian and Transfer Agent.........................          27
Shareholder Inquiries................................          27
Service Organizations................................          27
Fund Structure.......................................          28

                 [LOGO]

(GLOBE GRAPHIC)

Schroder
International
Bond Fund

Advisor Shares

PROSPECTUS
April 15, 1997

Schroder Capital Funds (Delaware)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SCHRODER U.S. EQUITY FUND
ADVISOR SHARES

This fund's investment objective is to seek growth of capital. It seeks to achieve its objective by investing in common stock and securities convertible into common stock.

                                     [LOGO]

                                     [LOGO]

                            YOUR WINDOW ON THE WORLD

This Prospectus sets forth concisely the information you should know before investing in Schroder U.S. Equity Fund (the "Fund") and should be retained for future reference. To learn more about the Fund, a series of Schroder Capital Funds (Delaware) (the "Trust"), you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated April 15, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling
(800) 290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS

                                                                 APRIL 15, 1997

                     FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
              PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
                   PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) (800) 290-9826     SCHRODER SERIES TRUST (800) 464-3108
SCHRODER EMERGING MARKETS FUND--                     SCHRODER EQUITY VALUE FUND
  INSTITUTIONAL PORTFOLIO                            SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER INTERNATIONAL BOND FUND                     SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER INTERNATIONAL FUND                          SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
SCHRODER U.S. EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND

PROSPECTUS SUMMARY

    This Prospectus offers Advisor Class shares ("Advisor Shares" or, at times, "Shares") of the Fund, which is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Seeks growth of capital.

    STRATEGY. The Fund seeks to achieve its objective by investing at least 65%, and normally expects to invest substantially all, of its assets, in common stock, and in securities convertible into common stock, of U.S. issuers.

    INVESTMENT ADVISER. The Fund's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. (See "Management of the Fund--Investment Adviser and Portfolio Managers".)

    ADMINISTRATIVE SERVICES AND DISTRIBUTION. SCMI also provides administrative services for the Fund. Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's subadministrator. Schroder Fund Advisors Inc. ("Schroder Advisors"), an affiliate of SCMI, serves as distributor of the Fund. (See "Management of the Fund--Administrative Services".)

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $2,500, except that the minimum for an Individual Retirement Account ("IRA") is $250. The minimum subsequent investment for both regular and IRA accounts is $250. (See "Investment in the Fund--Purchase of Shares" and "--Redemption of Shares".)

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and capital-gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your account application, or otherwise in writing, to receive dividends and other distributions in cash. (See "Dividends, Distributions and Taxes".)

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors who seek growth of capital who are willing to accept the risks associated with investments in equity securities of large capitalization companies. The Fund is not intended for investors whose objective is assured income or preservation of capital. Of course, as with any mutual fund, there is no assurance that the Fund will achieve its investment objective. The Fund's net asset value ("NAV") and total return will fluctuate with changes in the value of the securities in which the Fund invests. The NAV market value of the Fund's investments changes with changes in market conditions, interest rates, or political or economic events. When you sell your shares, they may be worth more or less than what you paid for them. (For further information see "Risk Considerations".)

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after waivers)(1)(2)................................. 0.65%
12b-1 Fees............................................................ None
Other Expenses (after waivers and reimbursements)(2).................. 1.10%
                                                                      ----
Total Fund Operating Expenses (after waivers and reimbursements)(2)... 1.75%

(1) Management Fees reflect the fees paid by the Fund to SCMI for investment advisory and administrative services.

(2) SCMI has undertaken voluntarily to waive all or a portion of its fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.75% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. (See "Management of the Fund-- Expenses".) Without fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.75%, 1.24%, and 1.99%, respectively.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund's Advisor Shares, assuming: (i) a 5% annual return; (ii) reinvestment of all dividends and other distributions; and (iii) redemption at the end of each time period. The example is based on the expenses listed above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return but is the percentage required by the SEC for use in this example.

1 Year.................................................................  $      18
3 Years................................................................  $      55
5 Years................................................................  $      95
10 Years...............................................................  $     206

FINANCIAL HIGHLIGHTS

    The financial highlights are presented below to assist you in evaluating per share performance of the Fund. Information presented is for Investor Shares (which have had a lower expense ratio than Advisor Shares) as Advisor Shares were not issued for the periods shown. This information has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The financial statements for the year ended October 31, 1996 and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report to Shareholders, which may be obtained without charge from the Trust by writing Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826.

                                                              YEAR ENDED OCTOBER 31,
                          ----------------------------------------------------------------------------------------------
                           1996        1995     1994      1993     1992     1991     1990      1989     1988      1987
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  9.41     $  8.52  $ 11.28   $ 10.51  $  9.56  $  7.05  $  8.35   $  7.49  $ 10.15  $ 12.55
                          -------     -------  -------   -------  -------  -------  -------   -------  -------  --------
Investment Operations:
    Net Investment
      Income                 0.04        0.07     0.04      0.05     0.02     0.09     0.11      0.17     0.18     0.20
    Net Realized and
      Unrealized Gain
      (Loss)                 1.62        1.33    (0.27)     1.86     1.61     2.57    (0.77)     1.30     0.28     0.18
Total From Investment
 Operations                  1.66        1.40    (0.23)     1.91     1.63     2.66    (0.66)     1.47     0.46     0.38
                          -------     -------  -------   -------  -------  -------  -------   -------  -------  --------
Distributions from Net
 Investment Income          (0.07)      (0.05)   (0.01)    (0.04)   (0.04)   (0.11)   (0.11)    (0.15)   (0.18)   (0.25)
Distributions from Net
 Realized Capital Gain      (1.24)      (0.46)   (2.52)    (1.10)   (0.58)   --       (0.53)    (0.46)   (2.94)   (2.53)
Distributions from
 Paid-In Capital            --          --       --        --       (0.06)   (0.04)   --        --       --       --
Total Distributions         (1.31)      (0.51)   (2.53)    (1.14)   (0.68)   (0.15)   (0.64)    (0.61)   (3.12)   (2.78)
                          -------     -------  -------   -------  -------  -------  -------   -------  -------  --------
Net Asset Value, End of
 Period                   $  9.76     $  9.41  $  8.52   $ 11.28  $ 10.51  $  9.56  $  7.05   $  8.35  $  7.49  $ 10.15
                          -------     -------  -------   -------  -------  -------  -------   -------  -------  --------
                          -------     -------  -------   -------  -------  -------  -------   -------  -------  --------
Total Return                19.45%      17.68%   (2.01)%   19.49%   17.74%   38.16%   (8.78)%   21.05%    7.74%    2.55%
Ratios/Supplementary
 Data:
    Net Assets, End of
      Year (thousands)    $17,187     $19,688  $18,483   $21,865  $19,882  $20,234  $18,290   $23,838  $25,569  $29,749
    Ratio of Expenses to
      Average Net Assets     1.40%(a)    1.40%    1.31%     1.18%    1.40%    1.39%    1.34%     1.49%    1.60%    1.30%
    Ratio of Net
      Investment Income
      to Average Net
      Assets                 0.43%(a)    0.78%    0.41%     0.51%    0.42%    1.30%    1.59%     1.99%    1.89%    1.60%
    Portfolio Turnover
      Rate                   56.8%      57.21%   27.43%    57.78%   31.33%   29.98%   28.31%    40.35%   18.42%   43.11%
    Average Brokerage
      Commission (b)      $0.0599       N/A      N/A       N/A      N/A      N/A      N/A       N/A      N/A      N/A

-------------
(a) During the year ended October 31, 1996, the investment adviser waived a portion of its fee. Had such waiver not occurred, the ratio of expenses to average net assets would have been 1.43% , and the ratio of net investment income to average net assets would have been 0.40%.
(b) Amount represents the average commission per share paid to brokers on the purchase and sale of the Fund's portfolio securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to seek growth of capital. The Fund is intended for long-term investors who seek growth of capital and are willing to accept the risks associated with investments in equity securities of large capitalization issuers. The Fund is not intended for investors whose objective is assured income or preservation of capital. (See "Risk Considerations".) There can be no assurance that the Fund will achieve its investment objective.

    The Fund in the future may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund (in accordance with the provisions of the 1940 Act or any orders, rules or regulations thereunder adopted by the SEC.

INVESTMENT POLICIES

    The investment objective, and the investment policies of the Fund that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund. A majority of outstanding voting securities means the lesser of: (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented; or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Fund may be changed by the Trust's Board of Trustees (the "Trust Board") without approval of the Fund's shareholders.

    Under normal market conditions the Fund invests at least 65%, and normally expects to invest substantially all, of its assets in common stock, and securities convertible into common stock, of U.S. issuers. As part of this policy, the Fund may also invest in other securities with common stock purchase warrants attached, in such warrants themselves, or in other rights to purchase common stock.

    Management may pursue a temporary defensive strategy when it believes that the market appears relatively fully priced or when facing uncertain economic conditions. For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment-grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's or the equivalent thereof); non-convertible preferred stock; U.S. Government securities; or bank certificates of deposit.

    The Fund may also invest temporarily in certain short-term fixed-income securities. Such securities (which may include U.S. Government securities, commercial paper, bank certificates of deposit and bankers' acceptances, and repurchase agreements collateralized by these securities) may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or other Fund obligations. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

    The Fund may from time to time acquire securities that are subject to legal or contractual restrictions on resale ("restricted securities"). The risk involved is that a considerable delay might occur between the time a decision is made to sell the restricted securities and the time the Fund is permitted to sell all or part of such securities (publicly under a registration statement or an exemption from registration, or privately to a suitable purchaser). That delay could lower the price the Fund obtains for the securities and, in a registration, the Fund could be required to pay registration expenses.

    Current holdings and recent investment strategies are described in the Fund's Annual and Semi-Annual Reports. For a free Annual or

Semi-Annual Report or SAI, please call (800) 290-9826.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed-income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

    The Fund may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller--a U.S. bank or recognized broker-dealer--sells securities to the Fund and agrees to repurchase them (at the Fund's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Fund are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Fund's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Fund enters into repurchase agreements.

    ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of:
(i) the absence of a readily available market; or (ii) being restricted securities. There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Fund and the portion of its assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers (pursuant to Rule 144A under the Securities Act of 1933, as amended). If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Trust Board, the security is not deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Fund's liquidity. (See "Investment Policies--Illiquid and Restricted Securities" in the SAI for further information.)

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

    The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

RISK CONSIDERATIONS

    The net asset value of the Fund is expected to fluctuate, and Fund shares are neither insured nor guaranteed by the U.S. Government. To the extent that the Fund holds both equity and fixed-income securities, it is subject to equity market risk as well as credit and debt market risks. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods of time. Credit risk is the risk that an issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its obligations. Debt market risk is the risk that increases in market interest rates may adversely affect the value of the debt obligations held by the Fund. The value of debt obligations generally changes inversely to changes in market interest rates. Of course, as with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

   SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996--
                               OVER $150 BILLION

                                     [MAP]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES
                               WORLDWIDE INCLUDE
 NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI,
                                 TAIPEI, SEOUL,
  BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, SYDNEY, BUENOS AIRES, SAO PAULO,
                              BOGOTA AND CARACAS.

            TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARD OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. Additional information regarding the trustees and executive officers of the Trust may be found in the SAI under the heading "Management, Trustees and Officers".

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

    As investment adviser to the Fund, SCMI manages the Fund and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Fund's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and the Trust provides that SCMI is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets for the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million. For the fiscal year ended October 31, 1996, the total advisory fees paid by the Fund to SCMI represented an annual effective rate of 0.75% of the Fund's average daily net assets. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the

Fund's investment advisory services to 0.65% of its average daily net assets. (See "Expenses".)

    SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

    The investment management team of Jane P. Lucas, Vice President of the Trust and a Director and Senior Vice President of SCMI, and Paul Morris, a Senior Vice President of SCMI (with the assistance of an investment committee), is primarily responsible for the day-to-day management of the Fund's investments. Ms. Lucas, who has managed the Fund's portfolio since November 1995, has been a Senior Vice President and Director of SCMI since September 1995. She has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1987. Mr. Morris has been a Senior Vice President of SCMI and a Director of Schroder Capital Management Inc. since January 1997. Prior thereto he was Principal and Senior Portfolio Manager at Weiss Peck & Greer, L.L.C.; Managing Director (Equity Division) UBS Asset Management and Equity Portfolio Manager, at Chase Investors Management Corp. Mr. Morris has co-managed the Fund since January 1997.

ADMINISTRATIVE SERVICES

    SCMI provides administrative services for the Fund. The Trust has entered into a subadministration agreement with Forum, Two Portland Square, Portland, Maine 04101. SCMI and Forum provide certain management and administrative services necessary for the Fund's operations. SCMI currently is not compensated separately for providing such services; Forum is compensated at the annual rate of 0.10% of the Fund's average daily net assets.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

    Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Fund's Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred in connection with the distribution of Advisor Shares. Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan until the Board so authorizes.

    Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses; (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors; (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares; (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares; and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Fund's Advisor Shares, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

    The Trust, on behalf of the Fund, also has adopted a shareholder service plan (the "Shareholder Service Plan"), under which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services; (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions; (iv) arranging for the wiring of funds; (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (vi) integrating periodic statements with other customer transactions; and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Service Plan is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

    Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

EXPENSES

    SCMI has undertaken voluntarily to waive all or a portion of its fees and assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.75% of the average daily net assets of the Fund attributable to those shares. In addition, SCMI has agreed voluntarily to waive advisory fees paid by the Fund to 0.65% of the Fund's average daily net assets. Neither of these limitations can be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum voluntarily may waive all or a portion of its fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Fund's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Fund may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

    Subject to the Fund's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect transactions of the Fund on the New York Stock Exchange. Because of the affiliation between SCMI and Schroder Wertheim, the Fund's payment of commissions to Schroder Wertheim is subject to procedures adopted by the Trust Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Fund's brokerage is directed to Schroder Wertheim and, in no event, will Schroder Wertheim receive any brokerage in recognition of research services.

    Although the Fund does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Fund's portfolio transactions would agree to pay designated expenses of the Fund if brokerage commissions generated by the Fund reached certain levels) might reduce the Fund's expenses and would not be expected to increase materially the brokerage commissions paid by the Fund. Brokerage commissions are not deemed to be Fund expenses.

CODE OF ETHICS

    The Trust, SCMI and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons", including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information-- Shareholder Inquiries".) Investments may also be made through service organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed account application (at the address set forth below). The minimum initial investment is $2,500. The minimum subsequent investment is $250. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Equity Fund, to:

    Schroder U.S. Equity Fund--Advisor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

    Chase Manhattan Bank
    New York, NY
    ABA No.: 021000021
    For Credit To: Forum Financial Corp.
    Account No.: 910-2-718187
    Ref.: Schroder U.S. Equity Fund--Advisor
        Shares
    Account of: (Shareholder name)
    Account No.: (Shareholder account
        number)

    The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an account application must be completed and mailed to the Fund before any account can become active. Wire orders received prior to 4:00 p.m. (Eastern time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") are processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern time) are processed at the net asset value determined as of the next Fund Business Day. (See "Net Asset Value".)

    The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and capital-gain distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and capital gains will be automatically reinvested. In addition, the amount of any outstanding checks for dividends and capital gain that have been returned to the Transfer Agent will be reinvested, and such checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial and subsequent investment for an IRA is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Tax advice should be obtained before effecting a rollover.

EXCHANGES

    Shareholders may exchange shares of the Fund for shares of any other series of the Trust so long as they maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value, subject to any applicable transaction charges imposed by either Fund involved in the exchange.

    For federal income tax purposes, an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 334-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the series being acquired may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern time) are processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern time) are processed at the net asset value determined the next Fund Business Day. (See "Net Asset Value".)

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that such instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request.

Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request, and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Trust suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds normally are mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption is sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when: (i) trading on the New York Stock Exchange is restricted or that exchange is closed;
(ii) the SEC has by order permitted such suspension; or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Fund), in lieu of cash. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. (See "Additional Purchase and Redemption Information--Redemption in Kind" in the SAI.)

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class is calculated by dividing the aggregate value of the Fund's assets allocable to a particular class (including all Fund liabilities allocable to the class), less the liabilities charged to that class, by the total number of outstanding shares of that class.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for such valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its net income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its net income and net realized capital gain and, therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

    Dividends and capital-gain distributions on shares of a class are reinvested automatically in additional shares of the same class at net asset value unless the shareholder has elected in the account application or otherwise in writing, to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares are calculated in the same manner and at the same time. The per share dividends and distributions on Advisor Shares are expected to be lower than the per share dividends and distributions on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally are taxable to shareholders as ordinary income, whether dividends are invested in additional shares or received in cash. Distributions by the Fund of any net capital gain is taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds), are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities is not eligible for the dividends-received deduction.

    A redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed shares. If shares are redeemed at a loss after being held for six months or less, the loss is treated as a long-term, rather than a short-term, capital loss to the extent of any capital-gain distributions received on those shares.

    The Fund must withhold 31% from dividends, capital-gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital-gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

    If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution includes a return of capital.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. (See the SAI for further information.) Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

    Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular series or class, only shareholders of that series or class have a right to vote. On Trust matters requiring shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interests of the series and class of shares they hold, except as otherwise required by applicable law.

    There normally is no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee. The Board will call a special meeting of shareholders to consider removal of one or more

Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report to shareholders and an audited annual report to shareholders containing the Fund's financial statements.

PERFORMANCE

    Quotations of the average annual total return, cumulative total return and other non-standard performance measures for a class of shares may be included from time to time in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's and any class expenses (on an annual basis) and assume investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. Performance of a class of shares also may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine average annual and cumulative total returns and other performance measures for the Fund's classes, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including past performance of shares, should be directed to:

    Schroder U.S. Equity Fund
    P.O. Box 446
    Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares are sold subject to smaller minimum investment amounts but incur more expenses than Investor Shares. Except for certain administrative differences, shares of each class represent an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions is expected to differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

INVESTMENT ADVISER & ADMINISTRATOR
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York 11245
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109
TABLE OF CONTENTS

PROSPECTUS SUMMARY.....................................           3
EXPENSES OF INVESTING IN THE FUND......................           4
Fee Table..............................................           4
Example................................................           4
FINANCIAL HIGHLIGHTS...................................           5
INVESTMENT OBJECTIVE...................................           6
INVESTMENT POLICIES....................................           6
RISK CONSIDERATIONS....................................           8
MANAGEMENT OF THE FUND.................................           9
Board of Trustees......................................           9
Investment Adviser and Portfolio Managers..............           9
Administrative Services................................          10
Distribution Plan and Shareholder Service Plan.........          10
Expenses...............................................          11
Portfolio Transactions.................................          12
Code of Ethics.........................................          12
INVESTMENT IN THE FUND.................................          12
Purchase of Shares.....................................          12
Retirement Plans and Individual Retirement Accounts....          13
Exchanges..............................................          14
Redemption of Shares...................................          14
Net Asset Value........................................          15
DIVIDENDS, DISTRIBUTIONS AND TAXES.....................          16
OTHER INFORMATION......................................          17
Capitalization and Voting..............................          17
Reports................................................          18
Performance............................................          18
Custodian and Transfer Agent...........................          18
Shareholder Inquiries..................................          18
Service Organizations..................................          18
Fund Structure.........................................          19

                 [LOGO]

                                     [LOGO]

Schroder
U.S. Equity
Fund

Advisor Shares

PROSPECTUS
April 15, 1997

Schroder Capital Funds (Delaware)
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